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                                                                   EXHIBIT 10.43



                           WABASH NATIONAL CORPORATION
                      EXECUTIVE RESTRICTED STOCK AGREEMENT


         Wabash National Corporation, a Delaware corporation (the "Company"), hereby grants shares of its common stock, $.01 par value, (the "Stock") to the Grantee named below, subject to the vesting conditions set forth in the attachment.

Grant Date: May 6, 2002

Name of Grantee: William P. Greubel

Grantee's Social Security Number:  _____-____-_____

Number of Shares of Stock Covered by Grant:  _________

Purchase Price per Share of Stock:  $.01

         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT.


Grantee:
        ------------------------------------------------------------------------
                                   (Signature)

Company:
        ------------------------------------------------------------------------
                                   (Signature)

        Title:
              ------------------------------------------------------------------


Attachment

        This is not a stock certificate or a negotiable instrument.



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                           WABASH NATIONAL CORPORATION
                      EXECUTIVE RESTRICTED STOCK AGREEMENT


RESTRICTED STOCK/                 This grant is an award of Stock in the number
NONTRANSFERABILITY                of shares set forth on the cover sheet, at the
                                  purchase price set forth on the cover sheet, and subject to the vesting conditions described below ("Restricted Stock"). You agree to pay the purchase price for the Restricted Stock concurrent with your execution of this agreement. To the extent not yet vested, your Restricted Stock may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Restricted Stock be made subject to execution, attachment or similar process.

ISSUANCE AND VESTING              The Company will issue your Restricted Stock
                                  in your name as of the Grant Date.

                                  This Restricted Stock grant vests as to 100% of the total number of shares covered by this grant on the first to occur of: (i) your termination by the Company without cause or for good reason within 180 days following a change of control pursuant to Section 5.4 of your employment agreement with the Company dated April 12, 2002 (the "Employment Agreement"), or (ii) March 31, 2005. Notwithstanding anything to the contrary contained in this Agreement or the Employment Agreement, this Restricted Stock grant is not subject to forfeiture on a termination of your employment with the Company for any reason.

FORFEITURE AND REPURCHASE FOR     If and to the extent that (i) you realize
UNVESTED STOCK                    value from the 150 shares of common stock of
                                  Accuride Corporation which you own on the date of grant of the Restricted Stock (the
                                  "Accuride Shares"), whether such shares are redeemed by Accuride, exchanged for cash, notes and/or publicly traded securities or otherwise, or (ii) Accuride Corporation securities become publicly traded, prior to March 31, 2005, you will forfeit and return to the Company a percentage of unvested shares of Restricted Stock equal to (A) the percentage of $262,500 realized by you, or (B) the percentage the fair market value of the Accuride Corporation common stock is, if it has become publicly traded, of $262,500. The
                                  Company will repay the amount that you paid for those shares of Stock, if any, which amount shall be paid in cash.

ESCROW The certificates for the Restricted Stock shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed


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                                  Assignment Separate from Certificate in the
                                  form attached hereto as Exhibit A. The
                                  deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of shares of Stock delivered in escrow to the Secretary of the Company.

                                  All regular cash dividends on the Stock (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding common stock as a class effected without receipt of consideration or in the event of a stock split, a stock dividend or a similar change in the Company Stock, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Stock shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Stock is at the time subject to the escrow requirements hereof.

                                  The shares of Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

                                  o   As your interest in the shares vests as
                                      described above, the certificates for such vested shares shall be released from escrow and delivered to you, at your request.

                                  o Should the Company exercise its Repurchase Right with respect to any unvested shares held at the time in escrow hereunder, then the escrowed certificates for such unvested shares shall, concurrently with the payment of the purchase price for such shares of Stock, be surrendered to the Company for cancellation, and you shall have no further rights with respect to such shares of Stock.

                                  o Should the Company elect not to exercise its Repurchase Right with respect to any shares held at the time in escrow hereunder, then the escrowed certificates for such shares shall be surrendered to you.

WITHHOLDING TAXES                 You agree, as a condition of this grant, that
                                  you will make acceptable arrangements to pay any withholding or other taxes


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                                  that may be due as a result of the vesting of
                                  Stock acquired under this grant. In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the vesting of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company.

SECTION 83(b)                     Under Section 83 of the Internal Revenue Code
ELECTION of 1986, as amended (the "Code"), the difference between the purchase price paid for the shares of Stock and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, "forfeiture restrictions" include the Company's Repurchase Right as to unvested Stock described above. You may elect to be taxed at the time the shares are acquired rather than when such shares cease to be subject to such forfeiture restrictions by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date. You will have to make a tax payment to the extent the purchase price is less than the fair market value of the shares on the Grant Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the shares on the Grant Date. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the fair market value of the shares increases after the date of purchase) as the forfeiture restrictions lapse.

                                  YOU ACKNOWLEDGE THAT IT IS YOUR SOLE
                                  RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY 83(b) ELECTION.

SHAREHOLDER RIGHTS                You have the right to vote the Restricted
                                  Stock and to receive any dividends declared or paid on such stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. The Company may in its sole discretion require any dividends paid


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                                  on the Restricted Stock to be reinvested in
                                  shares of Stock, which the Company may in its sole discretion deem to be a part of the shares of Restricted Stock and subject to the same conditions and restrictions applicable thereto. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

ADJUSTMENTS                       In the event of a stock split, a stock
                                  dividend or a similar change in the Company stock, the number of shares covered by this grant shall be adjusted (and rounded down to the nearest whole number). Your Restricted
                                  Stock shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legends:

                                      "THE SHARES REPRESENTED BY THIS
                                      CERTIFICATE ARE SUBJECT TO CERTAIN
                                      RESTRICTIONS ON TRANSFER AND OPTIONS TO
                                      PURCHASE SUCH SHARES SET FORTH IN AN
                                      AGREEMENT BETWEEN THE COMPANY AND THE
                                      REGISTERED HOLDER, OR HIS OR HER
                                      PREDECESSOR IN INTEREST. A COPY OF SUCH
                                      AGREEMENT IS ON FILE AT THE PRINCIPAL
                                      OFFICE OF THE COMPANY AND WILL BE
                                      FURNISHED UPON WRITTEN REQUEST TO THE
                                      SECRETARY OF THE COMPANY BY THE HOLDER OF
                                      RECORD OF THE SHARES REPRESENTED BY THIS
                                      CERTIFICATE."


APPLICABLE LAW                    This Agreement will be interpreted and
                                  enforced under the laws of the State of
                                  Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.


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                      ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, _____________hereby sells, assigns and transfers unto Wabash National Corporation, a Delaware corporation (the "Company"), ____________(__________) shares of common stock of the Company represented by Certificate No. ___ herewith and does hereby irrevocable constitute and appoint ______________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

     Dated:____________, 2002

                                      ------------------------------------------
                                                     Print Name


                                      ------------------------------------------
                                                      Signature



                         Spouse Consent (if applicable)

     ___________________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares of common stock of the Company.


                                      ------------------------------------------
                                                      Signature






INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.


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                                    EXHIBIT B


                         ELECTION UNDER SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE


         The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

         1. The name, address and social security number of the undersigned:

            Name:
                 ---------------------------------------------------------------
            Address:
                    ------------------------------------------------------------

            --------------------------------------------------------------------

            Social Security No.:
                                ------------------------------------------------

         2. Description of property with respect to which the election is being made:

            _________ shares of common stock, par value $.01 per share, Wabash National Corporation, a Delaware corporation, (the "Company").

         3. The date on which the property was transferred is ________ __, 2002.

         4. The taxable year to which this election relates is calendar year
            2002.

         5. Nature of restrictions to which the property is subject:

            The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

         6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, for a total of $__________.

         7. The amount paid by taxpayer for the property was $__________.

         8. A copy of this statement has been furnished to the Company.

Dated:  _____________, 2002


                                                     ---------------------------
                                                     Taxpayer's Signature


                                                     ---------------------------
                                                     Taxpayer's Printed Name


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                         PROCEDURES FOR MAKING ELECTION
                    UNDER INTERNAL REVENUE CODE SECTION 83(b)



         The following procedures MUST be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:

         1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Restricted Stock.

         2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

         3. YOU MUST FILE ANOTHER COPY OF THE ELECTION FORM WITH YOUR FEDERAL INCOME TAX RETURN (GENERALLY, FORM 1040) FOR THE TAXABLE YEAR IN WHICH THE STOCK IS TRANSFERRED TO YOU.